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EXHIBIT 10.7

CONSENT AND THIRD AMENDMENT TO CREDIT AGREEMENT

        This CONSENT AND THIRD AMENDMENT TO CREDIT AGREEMENT (this "Amendment") is made and entered into as of March 3, 2003, by and among ENTERCOM RADIO, LLC, a Delaware limited liability company (the "Borrower"), ENTERCOM COMMUNICATIONS CORP., a Pennsylvania corporation (the "Parent"), the FINANCIAL INSTITUTIONS listed on the signature pages hereof (the "Lenders"), KEY CORPORATE CAPITAL INC., as Administrative Agent and Co-Documentation Agent (the "Administrative Agent"), and BANK OF AMERICA, N.A., as Syndication Agent and Co-Documentation Agent (the "Syndication Agent").

RECITALS

        A.    The Borrower, the Parent, the Lenders, the Administrative Agent and the Syndication Agent entered into a Credit Agreement dated as of December 16, 1999, as amended by the First Amendment to Credit Agreement, dated as of May 31, 2001, and the Second Amendment to Credit Agreement, dated as of February 6, 2002 (as so amended, the "Original Agreement"), pursuant to which the Lenders agreed to make available to the Borrower loans of up to $650,000,000. The Original Agreement, as amended hereby, may be referred to hereinafter as the "Credit Agreement." Capitalized terms used herein and not otherwise defined shall have the meanings assigned to them in the Credit Agreement.

        B.    The Parent desires to acquire, either by redemption in accordance with the terms of the TIDES Indenture and the TIDES Trust Declaration, or pursuant to an independent tender offer, some or all of the outstanding TIDES Subordinated Debentures and TIDES Preferred Securities, and the Borrower and the Parent have also requested that certain changes be made to the Original Agreement. Subject to the terms and conditions of this Amendment, the Agents and the Lenders have agreed to such requests.

AGREEMENTS

        In consideration of the foregoing Recitals and of the covenants and representations contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Borrower, the Parent, the Agents and the Lenders agree as follows:

        1.    Amendments.    Subject to the satisfaction of the conditions set forth in Section 3 of this Amendment, the Original Agreement shall be amended as follows:

          (a)   Section 1.1 shall be amended by adding the following new definition in proper alphabetical order:

            "Third Amendment" means the Consent and Third Amendment to Credit Agreement, dated as of March 3, 2003, among the Borrower, the Agents and the Lenders.

          (b)   Section 7.1 shall be amended in its entirety to read as follows:

            7.1    Use of Proceeds.    The Borrower shall use the proceeds of the Loans only for the following purposes: (a) to refinance on the Closing Date existing indebtedness under the Original Loan Agreement, (b) to fund draws on the Letters of Credit, (c) to pay all or a portion of the purchase price of Permitted Acquisitions, (d) for Capital Expenditures, (e) for Capital Distributions permitted pursuant to Section 8.9, (f) to fund investments permitted pursuant to Section 8.11(g), (g) for other general corporate and working capital purposes, and (h) up to $136,000,000 to be distributed to the Parent to be used by the Parent solely for the purpose of redeeming or purchasing, subject to the terms and conditions of the Third Amendment, the TIDES Preferred Securities and the TIDES Subordinated Debentures.

          (c)   Section 7.3 shall be amended in its entirety to read as follows:

            7.3    Insurance.    Each of the Parent and the Borrower shall, and shall cause each of the Borrower's Subsidiaries to, keep its insurable properties insured to the full replacement cost thereof at all times by financially sound and reputable insurers reasonably acceptable to the Administrative Agent, and maintain such other property insurance, to such extent and against such risks insured against by extended coverage, as is customary with companies in the broadcasting business. All such insurance shall be in amounts sufficient to prevent any Loan Party from becoming a coinsurer, shall name the Administrative Agent, for the benefit of the Lenders, as loss payee and may contain loss deductible provisions that the Borrower determines, in the good faith exercise of its business judgment are reasonable and that are consistent with the insurance practices of similarly situated companies in the broadcasting industry. The Parent and the Borrower shall maintain, for themselves and the Borrower's Subsidiaries, in full force and effect liability insurance and other insurance, in each case as is reasonable for similarly situated companies that are engaged in the same or similar businesses similarly situated against claims for personal or bodily injury, death or property damage occurring upon, in, about or in connection with the use or operation of any property or motor vehicles owned, occupied, controlled or used by any Loan Party and their employees or agents, or arising in any other manner out of the business conducted by any Loan Party. All of such insurance shall be in amounts reasonably satisfactory to the Administrative Agent and shall be obtained and maintained by means of policies with generally recognized, responsible insurance companies authorized to do business in such states as may be necessary depending upon the locations of the Loan Parties' assets and shall name the Administrative Agent, for the benefit of the Lenders, as an additional insured or loss payee, as the case may be. The insurance to be provided may be blanket policies. Each policy of insurance shall be written (if available at commercially reasonable cost) so as not to be subject to cancellation or substantial modification without not less than thirty days advance written notice to the Administrative Agent. The Borrower shall furnish the Administrative Agent annually with certificates or other evidence satisfactory to the Administrative Agent that the insurance required hereby has been obtained and is in full force and effect and, prior to the expiration of any such insurance, the Borrower shall furnish the Administrative Agent with evidence satisfactory to the Administrative Agent that such insurance has been renewed or replaced. The Borrower shall, upon request of the Administrative Agent, furnish the Administrative Agent such information about such insurance as the Administrative Agent may from time to time reasonably request.

        2.    Consent.    Notwithstanding the provisions of Sections 8.7(b) and 8.9(a) of the Credit Agreement, the Agents and the Lenders hereby consent to (i) one or more distributions to the Parent of up to an aggregate of $136,000,000 and (ii) the use by the Parent of such amount solely for the purpose of purchasing or redeeming, in whole or in part, the TIDES Subordinated Debentures and the TIDES Preferred Securities, subject to the following conditions:

          (a)   the consideration payable for all such purchases or redemptions shall be cash, in an aggregate amount not to exceed $136,000,000, or the common stock of the Parent, or a combination of cash (not to exceed such amount) and such common stock;

          (b)   the making of each distribution and the corresponding purchase or redemption shall occur substantially contemporaneously, and all such distributions, purchases and redemptions shall be consummated by no later than December 31, 2004;

          (c)   each purchase or redemption shall be conducted so as to comply in all respects with all applicable law, including state and federal securities laws, and with the terms of the TIDES Indenture, the TIDES Subordinated Debentures and the TIDES Trust Declaration;

          (d)   immediately prior to making any distribution to the Parent for the purchase or redemption of the TIDES Subordinated Debentures or the TIDES Preferred Securities, no Possible Default or Event of Default shall exist or would exist after giving effect to such purchase or redemption, and no more than ten Banking Days prior to each such disbursement, the Borrower shall deliver to the Administrative Agent a certificate of its chief financial officer in form and substance satisfactory to the Administrative Agent which shall contain calculations demonstrating on a pro forma basis the Borrower's compliance with the financial covenants set forth in Section 8 of the Loan Agreement after giving effect to such purchase or redemption;

          (e)   any TIDES Subordinated Debentures or TIDES Preferred Securities that are purchased or redeemed may only be reissued on the terms and conditions thereof and the terms and conditions of the TIDES Indenture and the TIDES Trust Declaration, in each case as in effect on the date hereof or as amended in accordance with Section 8.19 of the Loan Agreement; provided; however; that, in lieu of reissuing such purchased or redeemed TIDES Subordinated Debentures or TIDES Preferred Securities, the Parent may incur additional subordinated Indebtedness, in substitution for any purchased or redeemed TIDES Subordinated Debentures and TIDES Preferred Securities that have been cancelled, so long as:

              (i)  such subordinated Indebtedness has terms and conditions no less favorable taken as a whole to the Parent, the Borrower and the Lenders (including without limitation the terms and conditions of subordination), as determined by the Required Lenders, than the terms and conditions of the TIDES Subordinated Debentures and the TIDES Preferred Securities;

             (ii)  the sum of the aggregate principal amount of such subordinated Indebtedness and the remaining outstanding aggregate principal amount of the TIDES Subordinated Debentures does not exceed $128,866,000;

            (iii)  the Borrower, the Guarantor, the Agents and the Lenders shall enter into an amendment to the Credit Agreement containing such provisions as may be reasonably acceptable to the parties to reflect the substitution or addition of the new Indebtedness for the TIDES Subordinated Debentures or TIDES Preferred Securities;

            (iv)  the Borrower shall have delivered to the Administrative Agent and the Lenders revised projections for the period from the incurrence of such subordinated Indebtedness through the Termination Date which shall be in form and substance reasonably satisfactory to the Administrative Agent;

             (v)  no Possible Default or Event of Default exists at the time of incurrence of such Indebtedness or would exist after giving effect thereto;

            (vi)  the Borrower shall have delivered to the Administrative Agent a certificate executed by its chief financial officer in form and substance satisfactory to the Administrative Agent which shall contain calculations demonstrating on a pro forma basis the Borrower's compliance with the financial covenants set forth in Section 8 of the Loan Agreement after giving effect to the incurrence of such Indebtedness; and

           (vii)  the Parent shall contribute the net proceeds of such subordinated Indebtedness to the Borrower promptly upon receipt; and

          (f)    any amount distributed to the Parent pursuant to clause 2(i) above that is not used to purchase or redeem the TIDES Subordinated Debentures and the TIDES Preferred Securities (the "Unused Amount") within thirty days of such distribution shall be immediately returned to the Borrower, and the Borrower shall prepay the Loans in an amount equal to the lesser of such Unused Amount and the amount borrowed pursuant to Section 7.1(h) of the Credit Agreement (but the Revolving Commitment shall not be reduced by the amount of such prepayment).

        The failure of the Borrower to comply with any of the foregoing conditions shall constitute an Event of Default under the Loan Agreement.

        3.    Conditions to Effectiveness.    The amendments set forth in Section 1 and the consent set forth in Section 2 shall be effective on such date on which all of the following conditions are satisfied:

          (a)   the Borrower, the Parent, the Agents and the Required Lenders shall have executed this Amendment and delivered counterpart signature pages to the Administrative Agent or its counsel;

          (b)   The Administrative Agent shall have received a certified copy of resolutions of the Board of Managers of the Borrower evidencing approval of the execution, delivery and performance of this Amendment; and

          (c)   The Borrower shall have delivered to the Administrative Agent such other documents, instruments and opinions as the Administrative Agent or any Lender may reasonably request.

        4.    Representations, Warranties and Events of Default.

          (a)   Each and every representation and warranty of the Borrower and the Parent set forth in the Original Agreement (other than those which by their terms are limited to a specific date) is hereby confirmed and ratified in all material respects, and such representations and warranties as so confirmed and ratified shall be deemed to have been made and undertaken as of the date of this Amendment as well as at the time they were made and undertaken, except to the extent such representations and warranties have been affected by events permitted pursuant to the Credit Agreement.

          (b)   Each of the Borrower and the Parent represents and warrants that:

              (i)  No Event of Default or Possible Default now exists or will exist immediately following the execution hereof or after giving effect to the purchase or redemption of the TIDES Subordinated Debentures and the TIDES Preferred Securities.

             (ii)  All necessary corporate, member, stockholder or other actions on the part of the Borrower, the Parent and the stockholders of the Parent to authorize the execution, delivery and performance of this Amendment have been taken; each of this Amendment and the Original Agreement as amended hereby has been duly and validly executed and delivered and, upon the effectiveness of this Amendment pursuant to Section 3 hereof, is legally valid and binding upon the Borrower and the Parent and enforceable in accordance with its terms, except to the extent that the enforceability thereof may be limited by bankruptcy, insolvency or like laws or by general equitable principles.

            (iii)  The execution, delivery and performance of this Amendment and of the Original Agreement as amended hereby and all actions and transactions contemplated hereby will not (A) violate, be in conflict with, result in a breach of or constitute (with due notice or lapse of time or both) a default under (I) any provision of any Organizational Document of any Loan Party, (II) any arbitration award or any order of any court or of any other governmental agency or authority binding on any Loan Party, (III) any license, permit or authorization granted to any Loan Party or under which any Loan Party operates, or (IV) any applicable law, rule, order or regulation, or any material indenture, agreement or other instrument to which any Loan Party is a party or by which any Loan Party or any of their respective properties is bound and which has not been waived or consented to, or (B) result in the creation or imposition of any lien, charge or encumbrance of any nature whatsoever upon any of the properties of any Loan Party.

            (iv)  No consent, approval or authorization of, or filing, registration or qualification with, any governmental authority (including, without limitation, the FCC and any other Licensing Authority) is required to be obtained by any Loan Party in connection with the execution, delivery or performance of this Amendment or any document or instrument required in connection herewith which has not already been obtained or completed.

        5.    Affirmation of the Borrower and the Parent.    Each of the Borrower and the Parent has executed this Amendment to consent to the amendment to the Original Agreement made pursuant hereto and to acknowledge that the security interests and liens granted by the Borrower and the Parent to the Administrative Agent, for the benefit of the Lenders, pursuant to the Parent Security Agreement, the Parent Pledge Agreement, the Borrower Security Agreement, the Borrower Pledge Agreement and the other Collateral Documents to which the Borrower or the Parent is a party remain in full force and effect and shall continue to secure all Obligations and are hereby ratified and reaffirmed. The Parent, as a guarantor, ratifies and reaffirms all of its payment and performance obligations, contingent or otherwise, under Section 11 of the Credit Agreement. The execution of this Amendment shall not operate as a waiver of any right, power or remedy of the Agents or the Lenders, constitute a waiver of any provision of any of the Collateral Documents or serve to effect a novation of the Obligations.

        6.    Fees and Expenses.    As required under the Original Agreement, the Borrower will reimburse the Administrative Agent upon demand for all out-of-pocket costs, charges and expenses of the Administrative Agent (including reasonable fees and disbursements of special counsel to the Administrative Agent) in connection with the preparation, negotiation, execution and delivery of this Amendment and the other agreements or documents relating hereto or required hereby.

        7.    Counterparts.    This Amendment may be executed in as many counterparts as may be convenient and shall become binding when the Borrower, the Parent, the Agents and the Required Lenders have executed at least one counterpart. This Amendment may be delivered by facsimile transmission of the relevant signature pages hereof.

        8.    Governing Law.    This Amendment shall be a contract made under and governed by the laws of the State of New York, without regard to the conflicts of law provisions thereof.

        9.    Binding Effect.    This Amendment shall be binding upon and shall inure to the benefit of the Borrower, the Parent, the Agents, the Lenders and their respective successors and assigns.

        10.    No other Changes; Confirmation; Reference to Original Agreement.    Except as amended hereby, the terms, provisions, conditions and agreements of the Original Agreement are hereby ratified and confirmed and shall remain in full force and effect. On and after the effectiveness of the amendment to the Original Agreement accomplished hereby, each reference in the Original Agreement to "this Agreement," "hereunder," "hereof," "herein" or words of like import, and each reference to the Original Agreement in any Note or other Collateral Document, or other agreement, document or instrument executed and delivered pursuant to the Original Agreement, shall be deemed a reference to the Original Agreement, as amended hereby.

[SIGNATURE PAGES FOLLOW]

        IN WITNESS WHEREOF, the parties have executed this Consent and Third Amendment to Credit Agreement as of the date first above written.

BORROWER:
ENTERCOM RADIO, LLC
By:	/s/ JOHN C. DONLEVIE
Name:	John C. Donlevie
Title:	Executive Vice President
PARENT:
ENTERCOM COMMUNICATIONS CORP.
By:	/s/ JOHN C. DONLEVIE
Name:	John C. Donlevie
Title:	Executive Vice President
LENDERS:
KEY CORPORATE CAPITAL INC.
By:	/s/ LAURA E. FINLIN
Name:	Laura E. Finlin
Title:	Assistant Vice President
ALLFIRST BANK
By:	/s/ TIMOTHY A. KNABB
Name:	Timothy A. Knabb
Title:	Senior Vice President
BANK OF AMERICA, N.A.
By:	/s/ TODD SHIPLEY
Name:	Todd Shipley
Title:	Managing Director
BANK OF MONTREAL, CHICAGO BRANCH
By:	/s/ NAGHMEH HASHEMIFARD
Name:	Naghmeh Hashemifard
Title:	Vice President
THE BANK OF NOVA SCOTIA
By:
Name:
Title:

BNP PARIBAS
By:	/s/ OLA ANDERSSEN
Name:	Ola Anderssen
Title:	Director

By:	/s/ GREGG BONARDI
Name:	Gregg Bonardi
Title:	Director
JPMORGAN CHASE BANK
By:	/s/ JOAN FITZGIBBON
Name:	Joan M. Fitzgibbon
Title:	Managing Director
CITIZENS BANK OF MASSACHUSETTS
By:	/s/ EDWARD C. THAUTE
Name:	Edward C. Thaute
Title:	Vice President
COMPAGNIE FINANCIERE de CIC et de l'UNION EUROPEENNE
By:
Name:
Title:

By:
Name:
Title:

CREDIT SUISSE FIRST BOSTON
By:	/s/ SOVONNA DAY-GOINS
Name:	SoVonna Day-Goins
Title:	Vice President
By:	/s/ DOREEN WELCH
Name:	Doreen B. Welch
Title:	Associate
THE DAI-ICHI KANGYO BANK, LTD.
By:
Name:
Title:

DEUTSCHE BANK TRUST COMPANY AMERICAS
By:	/s/ SUSAN L. LEFEVRE
Name:	Susan L. LeFevre
Title:	Director
ERSTE BANK
By:
Name:
Title:

FIRST HAWAIIAN BANK
By:
Name:
Title:

FLEET BANK, N.A./ F/K/A SUMMIT BANK
By:	/s/ LISA M. PELLOW
Name:	Lisa M. Pellow
Title:	Managing Director
THE FUJI BANK LIMITED
By:
Name:
Title:

THE INDUSTRIAL BANK OF JAPAN, LTD
By:
Name:
Title:

ING (U.S.) CAPITAL LLC
By:	/s/ WILLIAM JAMES
Name:	William James
Title:	Director
THE MITSUBISHI TRUST AND BANKING CORPORATION
By:
Name:
Title:

CREDIT LYONNAIS NEW YORK BRANCH
By:	/s/ JEREMY HORN
Name:	Jeremy Horn
Title:	Vice President
COOPERATIEVE CENTRALE RAIFFEISEN-BOERENLEEN BANK B.A., "RABOBANK NEDERLAND" NEW YORK BRANCH
By:	/s/ DOUGLAS W. ZYLSTRA
Name:	Douglas W. Zylstra
Title:	Senior Vice President
By:	/s/ ANDRÉ BLOM
Name:	André Blom
Title:	Managing Director, Credit Risk Management

STANDARD FEDERAL BANK, N.A., F/K/A MICHIGAN NATIONAL BANK
By:
Name:
Title:

SUNTRUST BANK
By:	/s/ BRIAN COMBS
Name:	Brian Combs
Title:	Vice President
UNION BANK OF CALIFORNIA, N.A.
By:	/s/ MATT H. FLEMING
Name:	Matthew H. Fleming
Title:	Vice President
U.S. BANK NATIONAL ASSOCIATION
By:	/s/ JEFFREY MILLER
Name:	Jeffrey Miller
Title:	Vice-President
WEBSTER BANK
By:
Name:
Title:

By:
Name:
Title:

FRANKLIN CLO I LIMITED
By:	/s/ RICHARD HSU
Name:	Richard Hsu
Title:	Vice President
FRANKLIN CLO II LIMITED
By:	/s/ RICHARD HSU
Name:	Richard Hsu
Title:	Vice President
FRANKLIN CLO III LIMITED
By:	/s/ RICHARD HSU
Name:	Richard Hsu
Title:	Vice President

ISSUING BANK: KEY CORPORATE CAPITAL INC.
By:	/s/ LAURA E. FINLIN
Name:	Laura E. Finlin
Title:	Assistant Vice President
ADMINISTRATIVE AGENT: KEY CORPORATE CAPITAL INC.
By:	/s/ LAURA E. FINLIN
Name:	Laura E. Finlin
Title:	Assistant Vice President
SYNDICATION AGENT: BANK OF AMERICA, N.A.
By:	/s/ TODD SHIPLEY
Name:	Todd Shipley
Title:	Managing Director

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  EXHIBIT 10.7
CONSENT AND THIRD AMENDMENT TO CREDIT AGREEMENT